UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 25, 2007

MOTIENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23044	93-0976127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12010 Sunset Hills Road, Suite 600 Reston, VA	20190
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 703-483-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure

On May 25, 2007, TerreStar Networks Inc. (“TerreStar”), a majority-owned subsidiary of Motient Corporation (“Motient”), issued a press release, a copy of which is attached hereto as Exhibit 99.1. This item is furnished, not filed, pursuant to Regulation FD.

 Item 8.01.     Other Events

On May 25, 2007, TerreStar received a letter from Space Systems/Loral (“Loral”) relating to the contract between TerreStar and Loral for the construction and delivery of the TerreStar-1 satellite. A copy of this letter is attached hereto as Exhibit 99.2.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of TerreStar Networks Inc. dated May 25, 2007.
99.2	Letter dated May 25, 2007 from Space Systems/Loral to TerreStar Networks Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIENT CORPORATION

By:	/s/ Jeffrey Epstein
Jeffrey Epstein
General Counsel and Secretary

 Date: May 25, 2007